UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2018
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☒

Item 8.01	Other Events.
Fourth Amended and Restated Share Repurchase Program
The board of directors (the “Board”) of Carter Validus Mission Critical REIT II, Inc. (the “Company”) approved and adopted the Fourth Amended and Restated Share Repurchase Program (the “Amended & Restated SRP”), which will be effective thirty days following the filing of this Current Report on Form 8-K. The Amended & Restated SRP provides that the Company will repurchase shares on a quarterly, instead of monthly, basis. The Company will either accept or reject a repurchase request on the last day of each quarter (the “Repurchase Date”). For shares to be eligible for repurchase, the Company must receive a written purchase request at least five business days prior to the Repurchase Date in which the stockholder or his or her estate, heir or beneficiary, as applicable, requests a repurchase of his or her or its shares. If a repurchase request is granted, the Company or its agent will send the repurchase amount to the stockholder, estate, heir or beneficiary by the tenth day following the Repurchase Date. Shares will be repurchased by the Company at a price equal to the most recent estimated net asset value per share (the “Estimated Per Share NAV”), as determined by the Board, and adjusted for any special distributions.
During any calendar year, the Company will not repurchase in excess of 5.0% of the number of shares of common stock outstanding on December 31st of the previous calendar year (the “5% Annual Limitation”). The Company will limit the number of shares repurchased pursuant to the Amended & Restated SRP as follows for the remainder of the year ended December 31, 2018:

•
On the Repurchase Date for the third quarter of 2018, the Company will not repurchase in excess of 50% of the number of shares available for repurchase as of June 11, 2018, based on the 5% annual limitation, less any shares repurchased on a monthly basis prior to the effective date of the Amended & Restated SRP; and

•
On the Repurchase Date for the fourth quarter of 2018, the Company will not repurchase in excess of 50% of the number of shares available for repurchase as of June 11, 2018, based on the 5% annual limitation.

The Company reserves the right to increase the share limitation of the fourth quarter of 2018 as necessary in accordance with the 5% Annual Limitation. The Company will fund the share repurchases during the remainder of 2018 with proceeds from the sale of shares in its distribution reinvestment plan during the year ended December 31, 2017, and other operating funds reserved by the Company’s board of directors, which the Company cannot guarantee will be sufficient to accommodate all repurchase requests during the remainder of 2018.
Beginning with the first quarter of 2019, the Company will limit the amount of shares repurchased pursuant to the Amended & Restated SRP as follows (subject to the DRIP Funding Limitations (as defined below)): (a) on the first quarter Repurchase Date (as defined below), the Company will not repurchase in excess of 1.25% of the number of shares outstanding as of December 31 of the prior calendar year; (b) on the second quarter Repurchase Date, the Company will not repurchase in excess of 1.25% of the number of shares outstanding as of December 31 of the prior calendar year; (c) on the third quarter Repurchase Date, the Company will not repurchase in excess of 1.25% of the number of shares outstanding as of December 31 of the prior calendar year; and (d) on the fourth quarter Repurchase Date, the Company will not repurchase in excess of 1.25% of the number of shares outstanding as of December 31 of the prior calendar year. The Company reserves the right to increase the limitations each quarter in accordance with the 5% Annual Limitation.
Commencing with the first quarter of 2019, the Company intends to fund the Amended & Restated SRP with proceeds it received during the previous calendar year from the sale of shares pursuant to its distribution reinvestment plan. On each Repurchase Date during 2019 and beyond, the Company will limit the amount of distribution reinvestment plan proceeds used to fund share repurchases in each quarter to 25% of the amount of distribution reinvestment plan proceeds received during the previous calendar year (the “DRIP Funding Limitations”); provided, however, that if the Company does not reach the DRIP Funding Limitation in any particular quarter, the Company will apply the remaining distribution reinvestment plan proceeds to the next quarter Repurchase Date and continue to adjust the quarterly limitations as necessary in order to use all of the available distribution reinvestment plan proceeds for a calendar year as needed, based on requests. The Company cannot guarantee that distribution reinvestment plan proceeds will be sufficient to accommodate all requests made each quarter. The Company’s board of directors may, in its sole discretion, reserve other operating funds to fund the Amended & Restated SRP, but is not required to reserve such funds.
In addition, the Amended & Restated SRP provides that the Company will process repurchase requests made in connection with the death or qualifying disability of a stockholder or, in the discretion of the Board, an involuntary exigent circumstance, such as bankruptcy, prior to processing any other repurchase requests. If the Company is unable to process all eligible repurchase requests within a quarter due to the share limitations described above or in the event sufficient funds are not available, shares will be repurchased as follows: (i) first, pro rata as to repurchases upon the death or qualifying disability of a stockholder; (ii) next, pro rata as to repurchases to stockholders who demonstrate, in the discretion of the Board, an involuntary exigent circumstance, such as bankruptcy; (iii) next, pro rata as to repurchases to stockholders subject to a mandatory distribution requirement under such stockholder’s IRA; and (iv) finally, pro rata as to all other repurchase requests.
If the Company does not repurchase all of the shares for which repurchase requests were submitted in any quarter, outstanding repurchase requests will automatically roll over to the subsequent quarter and priority will be given to the repurchase requests in the subsequent quarter as provided above. A stockholder or his or her estate, heir or beneficiary, as applicable, may withdraw a repurchase request in whole or in part at any time up to five business days prior to the next quarter Repurchase Date.
The material terms of the Amended & Restated SRP are qualified by their entirety by the Amended & Restated SRP included as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Amended and Restated Share Repurchase Program

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: July 30, 2018	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer